PERMA-FIX ENVIRONMENTAL SERVICES, INC.

1993 NONQUALIFIED STOCK OPTION PLAN

The Board of Directors of Perma-Fix Environmental Services, Inc., a Delaware corporation (the "Company"), has adopted this 1993 Nonqualified Stock Option Plan (the "Plan"), effective the 10th day of September, 1993:

1. **Purpose**. The Plan permits selected officers and key employees and prospective key employees of the Company or any Subsidiary to acquire and retain a proprietary interest in the Company and to participate in the future of the Company as shareholders. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to offer to its officers and key employees and prospective key employees long-term performance-based equity interests in the Company, thereby enhancing its ability to attract, retain and reward such individuals, and by providing an incentive for such individuals to render outstanding service to the Company and to the Company's shareholders.

2. **Definitions**. For purposes of the Plan, the following terms shall be defined as set forth herein:

2.1 "Act" means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes thereto.

2.2 "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

2.3 "Board" means the Board of Directors of the Company.

2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

2.5 "Committee" means the Compensation and Stock Option Committee of the Board or any other committee of the Board which the Board may designate to administer the Plan.

2.6 "Common Stock" means the common stock of the Company, par value $.001 per share.

2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto.

2.8 "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:

2.8.1 the closing bid price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on a national securities exchange or by NASDAQ; and,

2.8.2 if the fair market value of the Common Stock cannot be determined pursuant to clause (i) hereof, such price as the Committee shall determine.

2.9 "Holder" means an eligible officer, employee, or prospective employee of the Company or a Subsidiary who has received an award under the Plan.

2.10 "Stock Option" means a right to purchase shares of Common Stock which is awarded pursuant to the Plan.

2.11 "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

3. **Administration**.

3.1 Board; Committee. The Plan shall be administered by a Committee appointed by the Board. The Committee shall consist of at least two members of the Board. The members of the Committee shall not be eligible to participate in the Plan. Upon such appointment, the Committee shall have all the powers, privileges and duties set forth herein. The Board may, from time to time, appoint members of any such Committee in substitution for, or in addition to, members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by a majority of the members of the Committee, shall be fully effective and a valid act of the Committee as if it had been made by a majority vote at a meeting duly called and held. The membership of the Committee shall at all times be constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, to the extent it is applicable, or with the requirements of any other applicable law, rule or regulation.

3.2 Power and Authority. The Committee shall have full power and authority to do all things necessary or appropriate to administer the Plan according to its terms and provisions (excluding the power to appoint members of the Committee and

to terminate, modify, or amend the Plan, except as otherwise authorized by the Board), including, but not limited to the full power and authority (subject to the express provisions of the Plan):

3.2.1 to award Stock Options pursuant to the terms of the Plan to eligible individuals described under Section 5 hereof;

3.2.2 to select the eligible individuals to whom Stock Options may from time to time be awarded hereunder;

3.2.3 to determine the number of shares to be covered by each award granted hereunder;

3.2.4 to determine the terms and conditions not inconsistent with the terms of the Plan, of any award hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

3.2.5 to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

3.2.6 to substitute new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms.

3.3 Interpretation of Plan. Subject to Sections 3.2 and 10 hereof, the Committee shall have the authority at its discretion to adopt, alter and repeal such general and special administrative rules, regulations, and practices governing the Plan as it shall, from time to time, deem advisable, to construe and interpret the terms and provisions of the Plan and any award issued under the Plan, and to otherwise supervise the administration of the Plan. Subject to Sections 3.2 and 10 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons granted options pursuant to the Plan. No member of the Committee shall be liable for any action taken in good faith in connection with, or relating to, the Plan or any award thereunder.

4. **Shares Subject to Plan**.

4.1 Number of Shares. The maximum number of shares of Common Stock as to which Stock Options may be granted in any year shall not exceed twelve percent (12%) of the number of shares of Common Stock outstanding on December 31 of the preceding year, less the number of shares of Common Stock covered by outstanding stock options issued under the Company's 1991 Performance Equity Plan as of December 31 of such preceding year. If any shares of Common Stock that are subject to a Stock Option cease to be subject to such Stock Option, due to such Stock Option terminating or being canceled without a payment being made to the Holder under such Stock Option in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. The number of shares available for distribution under the Plan shall be reduced by the number of shares of Common Stock issued under the Plan upon the exercise of a Stock Option.

4.2 Character of Shares. The Company may elect to satisfy its obligations to a Holder exercising a Stock Option entirely by issuing authorized and unissued shares of Common Stock to such Holder, entirely by transferring treasury shares to such Holder, or in part by the issue of authorized and unissued shares and the balance by the transfer of treasury shares.

5. **Eligibility**.

5.1 General. Awards under the Plan may be made to (i) officers and other salaried employees of the Company or a Subsidiary (including officers and employees serving as directors of the Company) who are at the time of the grant regularly employed by the Company or a Subsidiary, and (ii) prospective salaried employees of the Company or a Subsidiary, who the Committee believes have contributed or will contribute to the success of the Company. The exercise of any Stock Option and the vesting of any award hereunder granted to a prospective employee shall be conditioned upon such person becoming an employee of the Company. The term "prospective employee" means any person who holds an outstanding offer of regular employment on specific terms from the Company or a Subsidiary.

5.2 Multiple Awards. The Committee shall from time to time designate such officers and salaried employees and prospective salaried employees to whom Stock Options are to be granted and the number of shares to be subject to each Stock Option. The Committee may, at any time, grant one or more Stock

Options to an individual to whom a Stock Option has previously been granted under this or any other stock option plan of the Company, whether or not such previously granted stock option has been fully exercised.

5.3 Ineligibility for Awards. Notwithstanding Section 5.1 hereof or any other provision of the Plan, no member of the Committee, while serving as such, shall be eligible to receive an award under the Plan. No person designated by the Board to serve on the Committee or former member of the Committee shall be eligible to receive an award under the Plan if such grant would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, to the extent it is applicable.

6. **Grant of Option**. The Committee may, from time to time, and subject to the terms and conditions hereof, grant to any eligible officer, employee or prospective employee of the Company one or more Stock Options. Stock Options granted under the Plan are intended to be options which do not satisfy the requirements to be "incentive stock options" under Section 422 of the Code. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with the Plan, as the Committee may from time to time approve. Unless granted in substitution for another outstanding award, Stock Options shall be granted for no consideration other than serves to the Company or a Subsidiary.

7. **Exercise Price**. The exercise price per share of Common Stock deliverable upon the exercise of a Stock Option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock subject to the Stock Option at the time the Stock Option is granted.

8. **Term of Option**. The term of each Stock Option granted under the Plan shall be fixed by the Committee in the Agreement, but no Stock Option shall be exercisable after the tenth (10th) anniversary of the date such Stock Option was granted.

9. **Exercise, Method of Exercise and Payment**.

9.1 Exercise of Stock Options. No Stock Option granted under the Plan may be exercised until after the expiration of six (6) months from the date the Stock Option is granted. Unless such requirements are waived by the Committee, the Holder, while still in the employment of the Company, may exercise any Stock Options as follows:

9.1.1 at any time after one (1) year of continuous employment from the date such Stock Option is granted, as to twenty percent (20%) of the shares subject to the Stock Option;

9.1.2 at any time after two (2) years of such continuous employment from the date such Stock Option is granted, as to an additional twenty percent (20%) of the shares subject to the Stock Option;

9.1.3 at any time after three (3) years of such continuous employment from the date such Stock Option is granted, as to an additional twenty percent (20%) of the shares subject to the Stock Option;

9.1.4 at any time after four (4) years of such continuous employment from the date such Stock Option is granted, as to an additional twenty percent (20%) of the shares subject to the Stock Option;

9.1.5 at any time after five (5) years of such continuous employment from the date such Stock Option is granted, as to all of the shares remaining subject to the Stock Option.

9.2 Notice of Exercise and Payment. Stock Options granted under the Plan may be exercised, in whole or in part, by giving written notice of such exercise to the Company identifying the Stock Option being exercised and specifying the number of shares then being purchased. Such notice shall be accompanied by payment in full of the exercise price, which shall be in cash or in whole shares of Common Stock which are already owned by the Holder of the Stock Option or partly in cash and partly in such Common Stock. Cash payments shall be made by wire transfer, certified check or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and valuable funds in payment of the purchase price thereof. Payments in the form of Common Stock (which shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form, with signatures guaranteed by a bank or investing banking firm, which are effective to transfer good and valid title thereto to the Company, free and clear of any liens or encumbrances.

9.3 Termination of Employment. Except as otherwise provided in Sections 9.4 and 9.5 of this Plan or in the Agreement, no Stock Option may be exercised at any time unless the Holder thereof is then an employee of the Company or a Subsidiary.

9.4 By a Former Employee. No person may exercise a Stock Option after he is no longer an employee of the Company or any Subsidiary; except that if an employee ceases to be an employee on account of physical or mental disability as defined in Section 22(e)(3) of the Code ("Former Employee"), he may exercise the Stock Option within twelve (12) months after the date on which he ceased to be an employee, for the number of shares for which he could have exercised at the time he ceased to be an employee. No Stock Option granted under this Plan shall in any event be exercised by such Former Employee after the expiration of ten (10) years from the date such Stock Option is granted.

9.5 In Case of Death. If any employee or Former Employee who was granted a Stock Option dies prior to the termination of such Stock Option, such Stock Option may be exercised within twelve (12) months after the death of the employee or Former Employee by his estate, or by a person who acquired the right to exercise such Stock Option by bequest or inheritance, or by reason of the death of such employee or Former Employee, provided that:

9.5.1 such employee died while an employee of the Company or a Subsidiary; or

9.5.2 such Former Employee had ceased to be an employee of the Company or a Subsidiary on account of physical or mental disability and died within three (3) months after the date on which he ceased to be such employee.

Such Stock Option may be exercised only as to the number of shares for which he could have exercised at the time the employee or Former Employee died. No Stock Option granted under this Plan shall in any event be exercised in case of death of an employee or Former Employee after the expiration of ten (10) years from the date such Stock Option is granted.

9.6 Issuance of Shares. As soon as practicable after its receipt of such notice and payment, the Company shall cause one or more certificates for the shares so purchased to be delivered to the Holder or his or her estate, as the case may be. No Holder or estate shall have any of the rights of a shareholder with reference to shares of Common Stock subject to a Stock Option until after the Stock Option has been exercised in accordance with this Section 9 and certificates representing such shares so purchased by the Holder pursuant to the Stock Option have been delivered to the Holder or estate.

9.7 Partial Exercise. A Stock Option granted under the Plan may be exercised as to any part of the shares for which it could be exercised. Such a partial exercise of a Stock Option shall not affect the right to exercise the Stock Option from time to time in accordance with the Plan as to the remaining shares of Common Stock subject to the Stock Option.

9.8 Termination of Stock Options. A Stock Option granted under the Plan shall be considered terminated, in whole or in part, to the extent that it can no longer be exercised for shares originally subject to it, provided that a Stock Option granted shall be considered terminated at an earlier date upon surrender for cancellation by the Holder to whom such Stock Option was granted.

10. **Amendments and Termination.**

10.1 Amendments to Plan; Termination. The Board may amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the shareholders of the outstanding shares of Common Stock if (i) such amendment materially increases the benefits accruing to participants under the Plan; (ii) such amendment materially increases the number of securities which may be issued under the Plan; (iii) such amendment materially modifies the requirements as to eligibility for participation in the Plan; or, (iv) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation.

10.2 Amendments to Individual Awards. Subject to Section 12 hereof, no amendment may be made to the Plan which in any material respect impairs the rights of a Holder of a Stock Option without such Holder's consent.

11. **Term of Plan.**

11.1 Effective Date. The Plan shall be effective as of September 10, 1993 ("Effective Date"), subject to the approval of the Plan by the shareholders of the Company within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made, but shall be conditioned upon, and subject to, such approval of the Plan by the Company's shareholders (and no awards shall vest or otherwise become free of restrictions prior to such approval).

11.2 Termination Date. No award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, but awards granted prior to such tenth (10th) anniversary may extend beyond that date. The Plan shall terminate at such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

12. **Acceleration**.

12.1 Acceleration Upon Change of Control. Unless the Agreement provides otherwise or unless the Holder waives the application of this Section 12.1 prior to a Change of Control (as hereinafter defined), in the event of a Change of Control, each outstanding Stock Option granted under the Plan shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement.

12.2 Change of Control Defined. A "Change of control" shall be deemed to have occurred upon any of the following events:

12.2.1 The consummation of any of the following transactions: any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least fifty percent (50%) of the total voting power of the then-outstanding securities of the surviving corporation immediately after such transaction; or

12.2.2 A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (i) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-

3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing fifty percent (50%) or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities); or

12.2.3 If, during any period of two consecutive years, the individuals who at the beginning of such period constituted the entire Board and any New Director (as defined below) cease for any reason to constitute a majority thereof. For the purposes of this Section 12.2.3, a New Director means any director whose election by the Board, or nomination for election as a member of the Board by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election by the shareholders was previously so approved.

12.3 General Waiver by Board. The Committee may, after grant of an award, accelerate the vesting of all or any part of any Stock Option, and/or waive any limitations or restrictions, if any, for all or any part of an award.

13. **Adjustment Upon Change of Shares.**

13.1 Subject to any required action by the shareholders of the Company, the number of shares of Common Stock for which Stock Options may thereafter be granted, and the number of shares of Common Stock then subject to Stock Options previously granted, and the price per share payable upon exercise of such option, shall be proportionately adjusted for any increase or decrease in the number of shares of Common Stock of the Company issued under the Plan resulting from a subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of outstanding shares of Common Stock effected without receipt of consideration by the Company.

13.2 If the Company is reorganized or consolidated or merged with another corporation, in which the Company is the non-surviving corporation, the Holder shall be entitled (subject to the provisions of this Section 13) to receive options covering shares of such reorganized, consolidated or merged corporation in the

same proportion as granted to the Holder prior to such reorganization, consolidation or merger at an equivalent exercise price, and subject to the same terms and conditions as the Plan. For purposes of the preceding sentence the excess of the aggregate fair market value of shares subject to the option immediately after the reorganization, consolidation or merger over the aggregate exercise price of such shares shall not be more than the excess of the aggregate fair market value of all shares issued under the Plan subject to the option immediately before such reorganization, consolidation or merger over the aggregate exercise price of such shares issued under the Plan, and the new option or assumption of the old option by any surviving corporation shall not give the Holder additional benefits which he did not have under the old option.

13.3 To the extent that the foregoing adjustments relate to the shares of the Company issued under the Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

13.4 Except as hereinbefore expressly provided in this Section 13, the Holder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation, reorganization or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the shares of Common Stock subject to the Stock Option.

13.5 The grant of a Stock Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

14. **General Provisions**.

14.1 Investment Representations. The Committee may require each person acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

14.2 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

14.4 Withholding Taxes. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for federal income tax purposes with respect to any award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company.

14.5 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

14.6 Leaves of Absence. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment within the meaning of the Plan. Any Stock Option

granted under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or a Subsidiary.

14.7 Non-Transferability. Other than the transfer of a Stock Option by will or by the laws of descent and distribution, no award under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Any Stock Option granted under the Plan is only exercisable during the lifetime of the Holder by the Holder or by his guardian or legal representative.

14.8 Applicable Laws. The obligations of the Company with respect to all awards under the Plan shall be subject to (i) all applicable laws, rules and regulations, including, without limitation, the requirements of all federal securities laws, rules and regulations and state securities and blue sky laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Act, and (ii) the rules and regulations of any national securities exchange on which the Common Stock may be listed or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") if the Common Stock is designated for quotation thereon.

14.9 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3.

14.10 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement approved by the Committee and executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

14.11 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred

in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.12 Consideration for Common Stock. The Committee may not grant any awards under the Plan pursuant to which the Company will be required to issue any shares of Common Stock unless the Company will receive consideration for the shares of Common Stock sufficient under the laws of the State of Delaware so that such shares of Common Stock will be, when issued, validly issued and fully paid and nonassessable when issued.

14.13 Common Stock Certificates. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable federal or state securities law and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding anything to the contrary contained herein, whenever certificates representing shares of Common Stock subject to an award are required to be delivered pursuant to the terms of the Plan, the Company may, in lieu of such delivery requirement, comply with the provisions of Section 158 of the Delaware General Corporation Law.

14.14 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

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